EXHIBIT 10.1

Execution Version
AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 3 to RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 18, 2025 is entered into among AUTOMOTIVE FINANCE CANADA INC., a corporation incorporated under the laws of the Province of Ontario (the “Seller” and the initial “Servicer”), OPENLANE, Inc., f/k/a KAR AUCTION SERVICES, INC., a corporation incorporated under the laws of Delaware (the “Performance Guarantor”), COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of AFCI FUNDING TRUST, a trust established under the laws of the Province of Ontario, as purchaser (the “Trust”), the agents for the Lender Groups from time to time party to the Loan Agreement (each, an “Agent”) and BMO NESBITT BURNS INC., in its capacity as financial services agent (the “Financial Services Agent”).
R E C I T A L S
A.    The Seller, the Performance Guarantor, the Trust, the Agents and the Financial Services Agent are parties to that certain Receivables Purchase Agreement dated as of March 1, 2023, as amended by Amendment No. 1 to Receivables Purchase Agreement dated as of September 27, 2024 and Amendment No. 2 to Receivables Purchase Agreement dated as of May 23, 2025 (as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 10.3 of the Agreement, the parties desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.Amendment to Agreement. The Agreement is hereby amended by deleting “$400 million” from Section 6.1(s) and replacing it with “$525 million”.
3.Representations and Warranties. The Seller (in its capacity as Seller and as Servicer) hereby represents and warrants to the Trust, the Agents and the Financial Services Agent as follows:
(a)Representations and Warranties. The representations and warranties of the Seller (in its capacity as Seller and as Servicer) contained in Section 4.1 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the

Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)Trigger Event. No Trigger Event, or event that would constitute a Trigger Event by further requirement that notice be given or time elapse or both, has occurred and is continuing.
4.Representations and Warranties. The Performance Guarantor hereby represents and warrants to the Trust, the Agents and the Financial Services Agent as follows:
(a)Representations and Warranties. The representations and warranties of the Performance Guarantor contained in Section 8.7 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
5.Effectiveness. This Amendment shall become effective upon the receipt by the Financial Services Agent of each of the counterparts of this Amendment executed by each of the parties hereto.
6.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned (including in portable document format (pdf.) or www.docusign.com), or photocopied manual signature; or (iii) any electronic signature permitted by Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be. Each electronic signature, or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.
8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.
9.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
[SIGNATURE PAGE FOLLOWS]
10.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AUTOMOTIVE FINANCE CANADA INC., as Seller and as initial Servicer

By: /s/ Amy Wirges
Name: Amy Wirges
Title: SVP of Finance; Treasurer

OPENLANE, Inc., f/k/a KAR AUCTION SERVICES, INC., as Performance Guarantor

By: /s/ Bradley P. Herring
Name: Bradley P. Herring
Title: EVP, CFO & Treasurer

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of AFCI FUNDING TRUST, by its Administrative Agent, AUTOMOTIVE FINANCE CANADA INC.

By: /s/ Amy Wirges
Name: Amy Wirges
Title: SVP of Finance; Treasurer

BMO NESBITT BURNS INC., as Financial Services Agent and Agent for the BMO Lender Group

By: /s/ John Vidinovski
Name: John Vidinovski
Title: M.D.

By: /s/ Kevin Brown
Name: Kevin Brown
Title: Director

ROYAL BANK OF CANADA, as Agent for the RBC Lender Group

By: /s/ Ian Benaiah
Name: Ian Benaiah
Title: Authorized Signatory

By: /s/ Hiren Lalloo
Name: Hiren Lalloo
Title: Authorized Signatory